UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(B) OR (G) OF

THE SECURITIES EXCHANGE ACT OF 1934

EMAGINOS, INC.

Exact Name of Registrant as Specified in its Charter)

Delaware	36-4703558
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

13428 Maxella Avenue, #144 Marina Del Rey, California	90292
(Address of principal executive offices)	Zip code

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. ☒

Securities Act registration statement file number to which this form relates: 333-228248

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class
to be so registered
Common Stock, par value $0.0001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

Emaginos, Inc. (the “Registrant”) hereby incorporates by reference the description of its Common Stock, to be registered hereunder contained under the heading “Description of Securities” in the Registrant’s Registration Statement on Form S-1 (File No. 333-228248), as originally filed with the Securities and Exchange Commission on November 7, 2018, as subsequently amended and declared effective by the Securities and Exchange Commission on April 8, 2019.

Item 2. Exhibits.

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference

3.1	Certificate of Incorporation	Incorporated herein by reference to Exhibit 3.1 to Form S-1 filed on November 7, 2018.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 17, 2019	EMAGINOS, INC.

	By:	/s/ Allan C. Jones
President